Exhibit 99.1

July 25, 2022 at 3:30 PM, CST – Global Distribution, Joint Announcement

SHELL USA, INC. AND SHELL MIDSTREAM PARTNERS, L.P. REACHED A DEFINITIVE MERGER AGREEMENT

HOUSTON – Shell USA, Inc. (“Shell USA”) and Shell Midstream Partners, L.P. (NYSE: SHLX) (“SHLX”) today announced they have executed a definitive agreement and plan of merger (the “Merger Agreement,” and the transactions contemplated thereby, collectively, the “Transaction”) pursuant to which Shell USA will acquire all of the common units representing limited partner interests in SHLX held by the public (the “Public Common Units”) at $15.85 per Public Common Unit in cash for a total value of approximately $1.96 billion. A subsidiary of Shell USA currently owns 269,457,304 SHLX common units, or approximately 68.5% of SHLX common units.

SHLX’s assets include interests in entities that own crude oil and refined products pipelines and terminals that serve as key infrastructure to transport onshore and offshore crude oil production to U.S. Gulf Coast and Midwest refining markets and deliver refined products from those markets to major demand centers, as well as storage tanks and financing receivables that are secured by pipelines, storage tanks, docks, truck and rail racks and other infrastructure used to stage and transport intermediate and finished products. Its assets also include interests in entities that own natural gas and refinery gas pipelines that transport offshore natural gas to market hubs and deliver refinery gas from refineries and plants to chemical sites along the U.S. Gulf Coast.

The Board of Directors of Shell Midstream Partners GP LLC, the general partner of SHLX (the “SHLX Board”), delegated to a conflicts committee of the SHLX Board (the “Conflicts Committee”), consisting solely of independent directors, the review, evaluation, negotiation and determination of whether to approve and to recommend that the SHLX Board approve the Transaction. The Conflicts Committee, after evaluating the Transaction in consultation with its independent legal and financial advisors, unanimously approved and recommended that the SHLX Board approve the Transaction. Following receipt of the recommendation of the Conflicts Committee, the SHLX Board reviewed the terms of the Transaction and the Merger Agreement, and unanimously approved the Transaction.

The Transaction is expected to close in the fourth quarter of 2022, subject to customary closing conditions. A subsidiary of Shell USA, as the holder of a majority of the outstanding SHLX common units, has delivered its consent to approve the Transaction concurrently with the execution of the Merger Agreement. As a result, SHLX has not solicited and is not soliciting approval of the Transaction by any other holders of SHLX common units.

Advisors

Barclays Capital Inc. and Evercore Group L.L.C. acted as financial advisors to Shell USA; Baker Botts L.L.P. acted as Shell USA’s legal counsel, and Richards, Layton & Finger, PA acted as special Delaware counsel to Shell USA on the Transaction. Intrepid Partners, LLC acted as financial advisor to the Conflicts Committee and Gibson, Dunn & Crutcher LLP acted as the Conflicts Committee’s legal counsel on the Transaction.

Editor Note:

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In line with the International Accounting Standard (IAS) 7:17, for Shell this Transaction will be reflected as an outflow of cash of financing activities (CFFF). Should this full Transaction complete, the net debt of Shell will increase by up to the value of the Transaction, all else being equal.

Cautionary Note

The companies in which Shell plc directly and indirectly owns investments are separate legal entities. In this announcement, “Shell”, “Shell Group” and “Group” are sometimes used for convenience where references are made to Shell plc and its subsidiaries in general. Likewise, the words “we”, “us” and “our” are also used to refer to Shell plc and its subsidiaries in general or to those who work for them. These terms are also used where no useful purpose is served by identifying the particular entity or entities. ‘‘Subsidiaries’’, “Shell subsidiaries” and “Shell companies” as used in this announcement refer to entities over which Shell plc either directly or indirectly has control. Entities and unincorporated arrangements over which Shell has joint control are generally referred to as “joint ventures” and “joint operations”, respectively. “Joint ventures” and “joint operations” are collectively referred to as “joint arrangements”. Entities over which Shell has significant influence but neither control nor joint control are referred to as “associates”. The term “Shell interest” is used for convenience to indicate the direct and/or indirect ownership interest held by Shell in an entity or unincorporated joint arrangement, after exclusion of all third-party interest.

Forward-Looking Statements of Shell

This announcement contains forward-looking statements (within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) concerning the statements related to the Transaction as described above. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions. These forward-looking statements are identified by their use of terms and phrases such as “aim”, “ambition”, ‘‘anticipate’’, ‘‘believe’’, ‘‘could’’, ‘‘estimate’’, ‘‘expect’’, ‘‘goals’’, ‘‘intend’’, ‘‘may’’, “milestones”, ‘‘objectives’’, ‘‘outlook’’, ‘‘plan’’, ‘‘probably’’, ‘‘project’’, ‘‘risks’’, “schedule”, ‘‘seek’’, ‘‘should’’, ‘‘target’’, ‘‘will’’ and similar terms and phrases. There are a number of factors that could affect the future operations of Shell and could cause those results to differ materially from those expressed in the forward-looking statements included in this announcement, including (without limitation): (a) price fluctuations in crude oil and natural gas; (b) changes in demand for Shell’s products; (c) currency fluctuations; (d) drilling and production results; (e) reserves estimates; (f) loss of market share and industry competition; (g) environmental and physical risks; (h) risks associated with the identification of suitable potential acquisition properties and targets, and successful negotiation and completion of such transactions; (i) the risk of doing business in developing countries and countries subject to international sanctions; (j) legislative, judicial, fiscal and regulatory developments including regulatory measures addressing climate change; (k) economic and financial market conditions in various countries and regions; (l) political risks, including the risks of expropriation and renegotiation of the terms of contracts with governmental entities, delays or advancements in the approval of the Transaction; (m) risks associated with the impact of pandemics, such as the COVID-19 (coronavirus) outbreak; and (n) changes in trading conditions. All forward-looking statements contained in this announcement are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers should not place undue reliance on forward-looking statements. Additional risk factors that may affect future results are contained in Shell plc’s Form 20-F for the year ended December 31, 2021 (available at www.shell.com/investor and www.sec.gov). These risk factors also expressly qualify all forward-looking statements contained in this announcement and should be considered by the reader. Each forward-looking statement speaks only as of the date of this announcement, July 25, 2022. Neither Shell plc nor any of its subsidiaries undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or other information. In light of these risks, results could differ materially from those stated, implied or inferred from the forward-looking statements contained in this announcement.

Shell’s net carbon footprint

Also, in this announcement we may refer to Shell’s “Net Carbon Footprint” or “Net Carbon Intensity”, which include Shell’s carbon emissions from the production of our energy products, our suppliers’ carbon emissions in supplying energy for that production and our customers’ carbon emissions associated with their use of the energy products we sell. Shell only controls its own emissions. The use of the term Shell’s “Net Carbon Footprint” or “Net Carbon Intensity” are for convenience only and not intended to suggest these emissions are those of Shell plc or its subsidiaries.

Shell’s net-Zero Emissions Target

Shell’s operating plan, outlook and budgets are forecasted for a ten-year period and are updated every year. They reflect the current economic environment and what we can reasonably expect to see over the next ten years. Accordingly, they reflect our Scope 1, Scope 2 and Net Carbon Footprint (NCF) targets over the next ten years. However, Shell’s operating plans cannot reflect our 2050 net-zero emissions target and 2035 NCF target, as these targets are currently outside our planning period. In the future, as society moves towards net-zero emissions, we expect Shell’s operating plans to reflect this movement. However, if society is not net zero in 2050, as of today, there would be significant risk that Shell may not meet this target.

Forward Looking Non-GAAP measures

This announcement may contain certain forward-looking non-GAAP measures such as cash capital expenditure and divestments. We are unable to provide a reconciliation of these forward-looking non-GAAP measures to the most comparable GAAP financial measures because certain information needed to reconcile those non-GAAP measures to the most comparable GAAP financial measures is dependent on future events some of which are outside the control of Shell, such as oil and gas prices, interest rates and exchange rates. Moreover, estimating such GAAP measures with the required precision necessary to provide a meaningful reconciliation is extremely difficult and could not be accomplished without unreasonable effort. Non-GAAP measures in respect of future periods which cannot be reconciled to the most comparable GAAP financial measure are calculated in a manner which is consistent with the accounting policies applied in Shell plc’s consolidated financial statements.

The contents of websites referred to in this announcement do not form part of this announcement.

We may have used certain terms, such as resources, in this announcement that the United States Securities and Exchange Commission (SEC) strictly prohibits us from including in our filings with the SEC. Investors are urged to consider closely the disclosure in our Form 20-F, File No 1-32575, available on the SEC website www.sec.gov.

Forward-Looking Statements of SHLX

This announcement includes various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements concerning management’s expectations, beliefs, estimates, forecasts, projections and assumptions. You can identify our forward-looking statements by words such as “anticipate,” “believe,” “estimate,” “budget,” “continue,” “potential,” “guidance,” “effort,” “expect,” “forecast,” “goals,” “objectives,” “outlook,” “intend,” “plan,” “predict,” “project,” “seek,”

“target,” “begin,” “could,” “may,” “should” or “would” or other similar expressions that convey the uncertainty of future events or outcomes. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, which could cause future outcomes to differ materially from those set forth in forward-looking statements. In particular, expressed or implied statements concerning future actions, conditions or events, and statements concerning the Transaction or any other proposed transaction and the likelihood of a successful consummation of the Transaction or any other proposed transaction are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future actions, conditions or events and future results of operations may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. Forward-looking statements speak only as of the date of this announcement, July 25, 2022, and we disclaim any obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All forward-looking statements contained in this document are expressly qualified in their entirety by the cautionary statements contained or referred to in this paragraph. More information on these risks and other potential factors that could affect the Partnership’s financial results is included in the Partnership’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Partnership’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings (available at www.shellmidstreampartners.com and www.sec.gov). If any of those risks occur, it could cause our actual results or the outcome of any particular event to differ materially from those contained in any forward-looking statement. Because of these risks and uncertainties, you should not place undue reliance on any forward-looking statement.

Important Information About the Proposed Transaction

SHLX will file with the SEC a Current Report on Form 8-K, which will contain, among other things, a copy of the Merger Agreement. In connection with the proposed Transaction, SHLX will prepare an information statement to be filed with the SEC that will provide additional important information concerning the proposed Transaction. When completed, a definitive information statement will be mailed to the SHLX unitholders. SHLX’S UNITHOLDERS ARE STRONGLY ADVISED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SHLX’S INFORMATION STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. SHLX’s unitholders will be able to obtain, without charge, a copy of the information statement (when available) and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov. SHLX’s unitholders will also be able to obtain, without charge, a copy of the information statement and other documents relating to the proposed Transaction (when available) at www.shellmidstreampartners.com.